 EXHIBIT 10.08

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to an Employment Contract No. 18-107/1 from 01 November 2018

Almaty	January 3, 2019

Parties:
EMPLOYER: Joint Stock Company Freedom Finance, (Certificate of state re-registration issued on September 09, 2013), located at: 77/7, al-Farabi ave., "Esentai Tower" BC, Floor 3, Almaty, represented by the Chairman of the Management Board, Mr. Minikeyev Roman Damirovich, acting based on the Charter, and

EMPLOYEE: Mr. Tashtitov Askar Bolatovich, ID number [***] -issued by the Ministry of Internal Affairs dated [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this supplementary agreement (hereinafter the "Agreement") to the employment contract (hereinafter the "Contract") No. 18-107/1 dated November 1, 2018 about the following:

1. Item 1. Appendix No. 1 to the Contract and put as follows:
1. The employer establishes the following size and procedure for remuneration of the employee:
The monthly salary of an employee is: 4 000 000 (four million) tenge (excluding contributions to compulsory social health insurance, compulsory pension contributions to the accumulative pension fund and individual travel tax and other compulsory payments at budget rates in the manner determined by the legislation of the Republic of Kazakhstan.)
2. The remaining terms of the Agreement remain unchanged.
3. This Agreement shall enter into force upon signature by the Parties.
4. This Agreement is made in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES

Employer:
Employee:
Joint Stock Company
Tashtitov Askar Bolatovich
Freedom Finance

050040, Republic of Kazakhstan
ID number [***]
Almaty City, Bostandyk District
Issued by Ministry of Internal Affairs
77/7, al-Farabi ave., Floor 3
of Kazakhstan dated [***]
RNN [***]
IIN [***]
BIN 061140003010
Republic of Kazakhstan, Almaty City,
IIC [***]
[***]
[***]
BIC [***]

Chairman of the Board

/s/ Minikeyev R.D.	/s/ Tashtitov, A.B.
Minikeyev, R.D.	Tashtitov, A.B.

Translation of the company seal:
/Republic of Kazakhstan, Almaty
Freedom Finance Joint Stock Company/